                                                                   EXHIBIT 10.21

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT, dated as of January 24, 2000, is entered into by and between CHEAP TICKETS, INC., a Delaware corporation (the "Company"), and PAUL B. HALSTEAD ("Executive").

                                    RECITAL
                                    -------

     The Company desires to employ Executive, and Executive desires to be employed by the Company, as a senior executive of the Company, in accordance with and subject to the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     Accordingly, the parties hereby agree as follows:

     1.   Employment Term.  Subject to Section 4, the Company hereby employs
          ---------------              ---------
Executive, and Executive hereby accepts employment by the Company, to render services on behalf of the Company and all existing and future Affiliated Companies (as defined in Section 2.1) in the position and with the duties and
                         -----------
responsibilities described in Section 2 for the period commencing on the date of
                              ---------
this Agreement and ending upon the fifth anniversary hereof (the "Initial Term"). Unless either party notifies the other party of its intention to terminate this Agreement, at its sole and absolute discretion, within thirty
(30) days prior to the expiration of the Initial Term, this Agreement shall continue indefinitely on a yearly basis (each extended yearly term referred to as an "Additional Term"), subject to termination by either party, at its sole and absolute discretion, upon thirty (30) days' notice prior to the expiration of any such Additional Term. The Initial Term and all Additional Terms as set forth above shall be referred to as the "Employment Term." Subject to Section
                                                                       -------
4, the Company shall pay Executive the compensation to which Executive is
-
entitled under Section 3.1(a), and reimburse Executive for any business expenses
               --------------
properly incurred by Executive pursuant to Section 3.3, through the end of the
                                           -----------
Employment Term, and thereafter Company's obligations hereunder shall terminate. Each party shall have the right to terminate the Employment Term pursuant to

Section 4 with or without Cause (as defined therein), subject to the
---------
consequences set forth therein.

    2.  Position, Duties, Responsibilities.
        ----------------------------------
        2.1.  Position.  Executive shall be employed by the Company as the Chief
              --------
Technology Officer (or in such other position(s) as the Board of Directors of the Company (the "Board") shall designate in consultation with Executive, provided that such position shall have authority commensurate with the position of a senior executive officer of the Company). Executive shall devote Executive's best efforts and Executive's full time and attention to the performance of the services customarily incident to such office, including, without limitation, to the Company's and any Affiliated Company's operations, strategic planning and to such other services as may be reasonably requested by the Board (collectively, the "Services"). The term

"Affiliated Company" as used in this Agreement means any corporation or other business entity that, now or hereafter, directly or indirectly, controls, is controlled by or is under common control with the Company. The Company shall retain full direction and control of the means and methods by which Executive performs the Services. Executive shall be based in Honolulu, Hawaii or such other place(s) as mutually agreed between the Company and Executive.

          2.2.  Other Activities.  Executive, during the Employment Term, shall
                ----------------
not (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place Executive in a competing position to that of the Company or any Affiliated Company. Notwithstanding the foregoing, Executive may (a) with the written consent of the Board, serve on one or more boards of directors of other corporations, (b) serve on civic or charitable boards or committees, and (c) manage personal investments; provided that any such activity shall not significantly interfere with Executive's performance of his duties and responsibilities hereunder.

     3.  Compensation, Benefits, Expenses.
         --------------------------------

         3.1.  Compensation.  In consideration of the Services to be rendered
               ------------
hereunder, including, without limitation, Services to any Affiliated Company, Executive shall receive:

               (a)  Salary.  An annual salary in the amount of Two Hundred
                    ------
Seventy-Five Thousand Dollars ($275,000), payable in twenty-four (24) equal installments at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the course of this Agreement. The Board shall review Executive's salary annually and in light of such review may, in its sole and absolute discretion, increase such salary taking into account any change in Executive's then responsibilities, increases in the cost of living, performance by Executive, performance of the Company and other pertinent factors.

               (b)  Bonus.  Upon attainment by the Company and Executive of
                    -----
financial and operational goals determined annually in advance by the Board in consultation with Executive, an annual bonus in the amount of twenty-five percent (25%) of the annual salary, payable at the time and pursuant to the procedures regularly established, and as they may be amended, by the Company during the course of this Agreement. If the Company and Executive exceed such financial and operational goals, the bonus shall be at an increased percentage of the annual salary, not to exceed fifty percent (50%) thereof, on a graduated scale, as determined annually in advance by the Board in consultation with Executive.

               (c)  Stock Options.  A grant of stock options representing one
                    -------------
hundred thousand (100,000) shares of Common Stock of the Company, in accordance with and subject to the terms and conditions of that certain Stock Option Award Agreement (the "Stock Option Award Agreement") of even date herewith between the Company and Executive, a copy of which is attached hereto as Exhibit A and
                                                             ---------
incorporated by reference herein.

               (d)  Loan.  A loan, bearing no stated interest until maturity, in
                    ----
the amount of Two Hundred Thousand Dollars ($200,000), to be evidenced by a Promissory Note made by Executive in favor of the Company (the "Note"), a form of which is attached hereto as Exhibit B. At each of the first three (3) anniversaries of
                   ---------
the Note, one-third (1/3) of the principal amount payable by Executive under the Note shall be forgiven by the Company, provided that Executive is employed with the Company on such anniversary. On the first such anniversary, the Company shall pay Executive an amount equal to all income taxes accrued to or payable by Executive with respect to the first year's amount forgiven under the Note. Notwithstanding the foregoing, Executive shall be entitled to forgiveness of one-third (1/3) of the principal amount payable by Executive under the Note on any of the three (3) anniversaries if in the year preceding such anniversary, Executive was employed with the Company for at least six (6) months. Executive agrees to use at least 75% of the loan amount for the purposes of purchasing a residence in Honolulu, Hawaii.

          3.2.  Benefits.  The Company shall provide Executive with the right to
                --------
participate in and to receive benefits from all present and future life, accident, disability, medical, pension, stock and savings plans and all similar benefits made available generally to senior executive officers of the Company. Executive shall be entitled to three (3) weeks of vacation per year, exclusive of Company holidays. The amount and extent of benefits to which Executive is entitled shall be governed by the specific benefit plan, as it may be amended from time to time.

          3.3.  Expenses.  The Company shall reimburse Executive for reasonable
                --------
travel and other business expenses incurred by Executive in the performance of his duties hereunder in accordance with the Company's general policies, as they may be amended from time to time during the course of this Agreement. In addition, the Company shall reimburse (or pay on behalf of Executive) for the following expenses:

               (a)  Moving Expenses.  Reimbursement of up to Forty Thousand
                    ---------------
Dollars ($40,000) incurred by Executive in relocating himself and his family from Atlanta, Georgia to Honolulu, Hawaii. Executive agrees to provide appropriate documentation to the Company evidencing such relocation expenses.

               (b)  Temporary Lodging Expenses.  Prior to Executive's relocation
                    --------------------------
from Atlanta, Georgia to Honolulu, Hawaii, reimbursement of up to Three Thousand Dollars ($3,000) per month for Executive's temporary lodging expenses in Honolulu, Hawaii (e.g., hotels or other suitable housing selected by Executive) for a period not to exceed six (6) months from the date hereof. Executive agrees to provide documentation to the Company evidencing such temporary lodging expenses.

               (c)  Automobile Allowance.  Reimbursement of up to Five Hundred
                    --------------------
Dollars ($500) per month, including reasonable costs for maintenance and insurance.

     4.  Termination of Employment.
         -------------------------

         4.1.  By Death.  The Employment Term shall terminate automatically upon
               --------
the death of Executive. The Company shall pay to Executive's beneficiaries or estate, as appropriate, (i) the compensation to which Executive is entitled pursuant to Section 3.1(a) (including any accrued vacation) through the end of
            --------------
the month in which death occurs, (ii) the bonus to which Executive is entitled pursuant to Section 3.1(b) for the year immediately prior to
            --------------

Executive's death, provided that Executive had not previously been paid such bonus, (iii) in the event that Executive's death occurs prior to completion of a calendar year, a bonus in the amount set forth in Section 3.1(b) multiplied by a
                                                  --------------
fraction, the numerator of which is the number of days Executive was employed during such calendar year and the denominator of which is the number of days in such calendar year, provided that in such calendar year, Executive was employed with the Company for at least six (6) months, and (iv) reimbursement for any expenses properly incurred by Executive pursuant to Section 3.3 through the end
                                                    -----------
of the month in which death occurs. Thereafter, the Company's obligations hereunder shall terminate. Nothing in this Section shall affect any entitlement of Executive's heirs to the benefits of any life insurance plan.

          4.2.  By Disability.  If, in the sole and reasonable opinion of the
                -------------
Board, Executive shall be prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than ninety (90) days in the aggregate in any twelve-month (12-month) period, then, to the extent permitted by law, the Employment Term shall terminate on, and the Company shall pay to Executive the compensation to which Executive is entitled pursuant to Section 3.1(a) (including any accrued vacation), and
                     --------------
reimburse Executive for any expenses properly incurred by Executive pursuant to
Section 3.3, in each case through the last day of the month in which the 90th
-----------
day of incapacity occurs, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Executive's rights under any disability plan in which he is a participant.

          4.3.  By the Company with Cause. The Company may terminate, without
                -------------------------
liability, the Employment Term with Cause (as defined below) solely pursuant to this Section 4.3. In the event the Company intends to terminate Executive with
     -----------
Cause, the Company shall give Executive notice thereof, such notice to state in reasonable detail the particular act(s) or failure(s) that constitute the grounds on which the proposed termination with Cause is based. Executive shall have ten (10) days after the date that such notice has been given to Executive to cure such act(s) or failure(s), to the extent such act(s) or failure(s) are capable of being cured. If Executive fails to cure such act(s) or failure(s), or such cure is not possible, the Company may thereupon terminate Executive's employment with Cause immediately upon notice to Executive. In such event, the Company shall (i) pay Executive the compensation to which Executive is entitled pursuant to Section 3.1(a) (including any accrued vacation); and (ii) reimburse
            --------------
Executive for any expenses properly incurred by Executive pursuant to Section
                                                                      -------
3.3, in each case through the end of the day on which the Company terminates
---
Executive.

          Termination shall be "with Cause" if:

               (a) in the reasonable opinion of the Board, Executive refuses or fails to act in accordance with any lawful direction or order of the Board;

               (b) Executive exhibits, in the reasonable opinion of the Board, unfitness or unavailability for service (other than disability, as provided for in Section 4.2), unsatisfactory performance, misconduct, dishonesty, habitual
   -----------
neglect, or incompetence in the management of the affairs of the Company or any Affiliated Company;

               (c) Executive is convicted of a felony crime or a crime involving moral turpitude; or

               (d)  Executive materially breaches any term of this Agreement.

          4.4. By Executive For Good Reason. Executive may terminate, without
               ----------------------------
liability, the Employment Term for Good Reason (as defined below) solely pursuant to this Section 4.4. In the event Executive intends to terminate
                 -----------
Executive's employment for Good Reason, Executive shall give the Company notice thereof, such notice to state in reasonable detail the particular act(s) or failure(s) that constitute the grounds on which the proposed termination for Good Reason is based. The Company shall have ten (10) days after the date that such notice has been given to the Company to cure such act(s) or failure(s), to the extent such act(s) or failure(s) are capable of being cured. If the Company fails to cure such act(s) or failure(s), or such cure is not possible, Executive may thereupon terminate Executive's employment for Good Reason immediately upon notice to the Company. In such event, the Company shall: (i) pay Executive the compensation to which Executive is entitled pursuant to Section 3.1(a)
                                                        --------------
(including any accrued vacation) through the end of the day on which Executive terminates Executive's employment; (ii) reimburse Executive for any expenses properly incurred by Executive pursuant to Section 3.3 through the end of the
                                           -----------
day on which Executive terminates Executive's employment; and (iii) pay Executive the severance payment as set forth in Section 5. Thereafter the
                                                ---------
Company's obligations hereunder shall terminate.

          Good Reason shall exist under any of the following events (unless Executive has consented to the occurrence of such event):

               (a) There is an assignment to Executive of any duties materially inconsistent with or which constitute a material change in Executive's position, duties, responsibilities, or status with the Company, or a material change in Executive's reporting responsibilities, title, or offices, or removal of Executive from or failure to re-elect Executive to any of such positions, except in connection with the termination of the Employment Term with Cause, or due to disability, early or normal retirement as defined by the Company's pension plan, death, or termination of the Employment Term by Executive other than for Good Reason.

               (b) The Company acts in any way that would adversely affect Executive's participation in or materially reduce Executive's benefit under any benefit plan of the Company in which Executive is participating or would deprive Executive of any material fringe benefit enjoyed by Executive, except those changes generally affecting similarly situated senior executive officers of the Company.

               (c)  The Company materially breaches the terms of this Agreement.

               (d) The Company relocates Executive's permanent place of work to a location other than Honolulu, Hawaii or its vicinity, without Executive's consent.

          4.5. At Will.  At any time, either the Company or Executive may
               -------
terminate, without liability, the Employment Term for any reason, with or without Cause, by giving fifteen (15) days' advance written notice to the other party. If Executive terminates Executive's employment pursuant to this Section 4.5, the Company shall have the option, in
                            -----------
its sole discretion, to terminate Executive immediately without the running of the notice period. In the event that Executive's employment is terminated by either party pursuant to this Section 4.5, the Company shall: (i) pay Executive
                              -----------
the compensation to which Executive is entitled pursuant to Section 3.1(a)
                                                            --------------
(including any accrued vacation) through the end of the day on which Executive's employment is terminated; and (ii) reimburse Executive for any expenses properly incurred by Executive pursuant to Section 3.3 through the end of the day on
                                  -----------
which Executive's employment is terminated. In the event that Executive's employment is terminated by the Company pursuant to this Section 4.5, the
                                                         -----------
Company shall also pay Executive the severance payment as set forth in Section
                                                                       -------
5. Thereafter the Company's obligations hereunder shall terminate. Executive
-
hereby agrees that the Company may dismiss Executive under this Section 4.5
                                                                -----------
without regard (i) to any general or specific policies (whether written or oral) of the Company relating to the employment or termination of its employees, or
(ii) to any statements made to Executive, whether made orally or contained in any document, pertaining to Executive's relationship with the Company.

          4.6.  Termination Due to Bankruptcy, Receivership. The Employment Term
                -------------------------------------------
shall terminate and the Company's obligations hereunder shall cease (including without limitation the obligation to pay Executive's compensation under Section
                                                                        -------
3.1(a)) upon the occurrence of: (i) the appointment of a receiver, liquidator,
------
or trustee for the Company by decree of competent authority in connection with any adjudication or determination by such authority that the Company is bankrupt or insolvent; (ii) the filing by the Company of a petition in voluntary bankruptcy, the making of an assignment for the benefit of its creditors, or the entering into of a composition with its creditors; or (iii) any formal action of the Board to terminate the Company's existence or otherwise to wind up the Company's affairs.

     4.7.  Termination of Obligations.
           --------------------------

          (a) Executive hereby acknowledges and agrees that all personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof, Proprietary Information (as defined in Section 7.1), and
                                                       -----------
equipment furnished to or prepared by Executive in the course of or incident to his employment, including, without limitation, records and any other materials pertaining to Invention Ideas (as defined below), belong to the Company and shall be promptly returned to the Company upon termination of the Employment Term. Following termination, Executive will not retain any written or other tangible material containing any Proprietary Information.

          (b) Upon termination of the Employment Term, Executive shall be deemed to have resigned from all offices and directorships, if any, then held with the Company or any Affiliated Company.

          (c)  Executive's obligations under Sections 4.7 and 7 shall survive
                                             ------------------
termination of the Employment Term and the expiration of this Agreement.

     5.  Severance.  In the event Executive's employment with the Company
         ---------
is terminated either by the Company without Cause or by Executive for Good Reason, the Company shall pay and provide to Executive a severance in an amount equal to the annual salary set forth in

Section 3.1(a), as applicable at the time of termination, payable over a period
--------------
of twelve (12) months from the effective date of termination, in twenty-four
(24) equal semi-monthly installments.

     6.  Existing Obligations of Executive.  Executive represents and warrants
         ---------------------------------
that Executive has not entered into any agreement prohibiting, restricting or otherwise limiting Executive's employment with the Company.

     7.  Proprietary Information.
         -----------------------

          7.1.  Defined.  "Proprietary Information" is all information and any
                -------
idea in whatever form, tangible or intangible, pertaining in any manner to the business of the Company or any Affiliated Company, or to its clients, consultants, or business associates, unless: (i) the information is or becomes publicly known through lawful means; (ii) the information was rightfully in Executive's possession or part of his general knowledge prior to his employment by the Company; or (iii) the information is disclosed to Executive without confidential or proprietary restriction by a third party who rightfully possesses the information (without confidential or proprietary restriction) and did not learn of it, directly or indirectly, from the Company.

          7.2.  General Restrictions on Use.  Executive agrees to hold all
                ---------------------------
Proprietary Information in strict confidence and trust for the sole benefit of the Company and not to, directly or indirectly, disclose, use, copy, publish, summarize, or remove from Company's premises any Proprietary Information (or remove from the premises any other property of the Company), except (i) during the Employment Term to the extent necessary to carry out Executive's responsibilities under this Agreement and (ii) after termination of the Employment Term as specifically authorized in writing by the Board.

          7.3.  Interference with Business; Competitive Activities.  Executive
                --------------------------------------------------
acknowledges that the pursuit of the activities forbidden by this Section 7.3
                                                                  -----------
would necessarily involve the use or disclosure of Proprietary Information in breach of Section 7.2, but that proof of such breach would be extremely
          -----------
difficult. To forestall such disclosure, use, and breach, and in consideration of the employment under this Agreement, Executive agrees that during the Employment Term and for a period of two (2) years thereafter, Executive shall not, for Executive or any third party, directly or indirectly

               (a) interfere with the relationship between the Company or an Affiliated Company (together, the "Corporation") and any employee of the Corporation engaged in management or sales or any agent or representative of the Corporation;

               (b) divert or attempt to divert from the Corporation any business related to the sale of discount airline tickets to domestic or international customers or any related business in which the Corporation has been actively engaged during the Employment Term, nor interfere with the relationships of the Corporation with customers, dealers, distributors, or sources of supply; or

               (c) own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of, any business or enterprise other than the Corporation which is engaged in the business of discount airline ticket sales, hotel reservations or car rentals to domestic or international customers; provided, however, that Executive may own Five Percent (5%) or less of a public company so engaged as long as such ownership is otherwise passive in nature.

     8.  Assignment; Successors and Assigns.  Each party agrees that such party
         ----------------------------------
will not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall such party's rights be subject to encumbrance or the claims of creditors. Any purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets, or the assignment by the Company of this Agreement and the performance of its obligations hereunder to any successor in interest or any Affiliated Company. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

     9.  Notices.  Unless otherwise agreed to, all notices, requests,
         -------
instructions or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if

          (a)  delivered personally (effective upon delivery);

          (b) mailed by certified mail, return receipt requested, postage prepaid (effective five (5) business days after dispatch);

          (c) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day); or

          (d) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance notice to the other parties.

     All notices and other documents hereunder shall be given to the Company at:
             Cheap Tickets, Inc.
             1440 Kapiolani Boulevard, Suite 800
             Honolulu, Hawaii  96814
             Attn:  Sam E. Galeotos
             Fax:  (808) 946-3844
     with a copy to:
             Morrison & Foerster LLP
             555 West Fifth Street, Suite 3500
             Los Angeles, California  90013-1024
             Attn:  Henry M. Fields, Esq.
             Fax:  (213) 892-5454

     and to Executive at:
             Paul B. Halstead
             605 Forest Hills Drive
             Atlanta, Georgia  30342

     with a copy to:
             Edward J. Hardin
             Rogers & Hardin
             2700 International Tower
             229 Peachtree Street
             Atlanta, Georgia  30303
             Fax:  (404) 525-2224

Notice of change of address shall be effective only when done in accordance with this Section 9.
     ---------

     10.  Governing Law; Conciliation and Arbitration.
          -------------------------------------------

          10.1.   Governing Law.  The validity, interpretation, enforceability,
                  -------------
and performance of this Agreement, the Stock Option Award Agreement and the Note shall be governed by and construed in accordance with the law of the State of Hawaii, without giving effect to its conflict of laws rules.

          10.2.   Conciliation and Arbitration.
                  ----------------------------

                  (a) In the event of any dispute, controversy or claim arising out of or relating in any manner to the employment or termination of Executive, or any provision of this Agreement, the Stock Option Award Agreement or the Note, or the interpretation, enforceability, performance, breach, termination or validity hereof or thereof, including, without limitation, this Section 10.2 (a
                                                                ------------
"Dispute"), the parties shall attempt, in good faith, to amicably resolve the Dispute. Either party may give the other party written notice of any Dispute not resolved in the normal course of business. Within five (5) business days after receipt of said notice, the Chief Executive Officer of the Company (or a reasonable substitute therefor) and Executive shall negotiate in good faith to resolve the Dispute for a period of thirty (30) days.

                  (b)  Except as specifically stated in Sections 10.2(a) and
                                                        --------------------
10.2(f), all Disputes shall be resolved by arbitration. Disputes shall include,
-------
but are not limited to, contract (express or implied) and tort claims of all kinds, as well as all claims based on any federal, state, or local law, statute, or regulation, excepting only claims under applicable workers' compensation law and unemployment insurance claims. By way of example and not in limitation of the foregoing, Disputes shall include any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, and the California Fair Employment and Housing Act, as well as any claims asserting wrongful termination, breach of contract, breach of the covenant of good faith and fair dealing, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, defamation, invasion of privacy, and claims related to disability. Arbitration shall be final and binding upon the parties and shall be the exclusive remedy for all Disputes. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN REGARD TO ANY DISPUTE.

                  (c) Arbitration of Disputes shall be in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association ("AAA Employment Rules"), except as provided otherwise in this Agreement. Arbitration shall be initiated by providing written notice to the other party with a statement of the claim(s) asserted, the facts upon which the claim(s) are based, and the remedy sought. The burden of proof in any arbitration shall be allocated as provided by applicable law, unless otherwise specified in this Agreement. Either party may bring an action in court to compel arbitration under this Agreement, the Stock Option Award Agreement or the Note and to enforce an arbitration award. Otherwise, neither party shall initiate or prosecute any lawsuit or administrative action in any way related to any Dispute. All arbitration hearings under this Agreement, the Stock Option Award Agreement or the Note shall be conducted in Honolulu, Hawaii. The Federal Arbitration Act shall govern the interpretation and enforcement of this Section 10.2, if
                                                        ------------
applicable; otherwise, this Section 10.2 shall be governed, interpreted and
                            ------------
enforced under Chapter 658 of the Hawaii Revised Statutes.

                  (d) All Disputes shall be decided by a single arbitrator. The arbitrator shall be selected by mutual agreement of the parties within thirty
(30) days of the effective date of the notice initiating the arbitration. If the parties cannot agree on an arbitrator, then the complaining party shall notify the AAA and request selection of an arbitrator in accordance with the AAA Employment Rules. The arbitrator shall have only such authority to award equitable relief, damages, costs, and fees as a court would have for the particular claim(s) asserted. The fees and expenses of any arbitration (including the fees and expenses of the arbitrator, attorneys and expert witnesses) shall be paid by the losing party, as identified by the arbitrator. The arbitrator shall have exclusive authority to resolve all Disputes, including, but not limited to, any claim or allegation that all or any part of this Agreement, the Stock Option Award Agreement or the Note is void or unenforceable.

          (e) All proceedings and all documents prepared in connection with any Dispute shall be confidential and, unless otherwise required by law, the subject matter thereof shall not be disclosed to any person other than the parties to the proceedings, their counsel, witnesses and experts, the arbitrator, and, if involved, the court and court staff. All documents filed with the arbitrator or with a court shall be filed under seal. The parties shall stipulate to all arbitration and court orders necessary to effectuate fully the provisions of this subsection concerning confidentiality.

          (f)  If Executive breaches Section 2.2 or 7, the parties acknowledge
                                     ----------------
that the damage or imminent damage to the Company's business or its goodwill would be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, notwithstanding any other provision in this Agreement, the Company shall have the right to pursue a claim for injunctive relief, damages and attorneys' fees in a court of competent jurisdiction for Executive's breach of Executive's obligations pursuant to
Section 2.2 or 7 of this Agreement, in addition to any other relief available to
----------------
the Company under this Agreement or under law. If Executive prevails in any such litigation, Executive shall be entitled to the fees and expenses incurred in connection with Executive's defense thereunder, including expert witness costs and attorneys' fees.

     11.  Entire Agreement.  The terms of this Agreement are intended by the
          ----------------
parties to be the final expression of their agreement with respect to the employment of Executive by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

     12.  Amendments; Waivers. This Agreement may not be modified, amended, or
          -------------------
terminated except by an instrument in writing, signed by Executive and by a duly authorized representative of the Company other than Executive. By an instrument in writing similarly executed, either party may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

     13.  Severability; Enforcement. If any provision of this Agreement, or the
          -------------------------
application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect. It is the intention of the parties that the covenants contained in Section 7 shall be enforced to the greatest extent (but to no greater extent) in time, area, and degree of participation as is permitted by the law of that jurisdiction whose law is found to be applicable to any acts allegedly in breach of these covenants. It being the purpose of this Agreement to govern competition by Executive anywhere throughout the world, these covenants shall be governed by and construed according to that law (from among those jurisdictions arguably applicable to this Agreement and those in which a breach of this Agreement is alleged to have occurred or to be threatened) which best gives them effect.

     14.  Executive Acknowledgment.  Executive acknowledges (i) that Executive
          ------------------------
has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (ii) that

Executive has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on Executive's own judgment.

     15.  Counterparts.  This Agreement may be signed in multiple counterparts,
          ------------
each of which shall be deemed an original but all of which together shall be deemed one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Employment Agreement as of the date first written above.

                                 CHEAP TICKETS, INC.,
                                 a Delaware corporation


                                 By: /s/ Sam E. Galeotos
                                    -----------------------------
                                 Name:   Sam E. Galeotos
                                 Title:  President


                                 /s/ Paul B. Halstead
                                 --------------------------------
                                     PAUL B. HALSTEAD


                               [SIGNATURE PAGE]

                                   Exhibit A
                                   ---------

                          Stock Option Award Agreement

                      [standard Company option agreement]

                                                                       EXHIBIT A

                 CHEAP TICKETS, INC. 1999 STOCK INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD
                          ----------------------------

     Grantee's Name and Address:  Paul B. Halstead

                                  605 Forest Hills Drive

                                  Atlanta, Georgia  30342

     You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Plan and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows:

     Award Number:                          82
     Date of Award:                         January 24, 2000
     Vesting Commencement Date:             January 24, 2000
     Exercise Price per Share:              $12.3125
     Total Number of Shares subject
     to the Option:                         100,000
     Total Exercise Price:                  $1,231,250
     Type of Option:                        (X) Incentive Stock Option
                                            ( ) Non-Qualified Stock Option
     Expiration Date:                       January 24, 2006

     Post-Termination Exercise Period:      Three (3) Months

Vesting Schedule:
----------------

     Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

     20% of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and an additional 20% of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date thereafter.

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.

     In the event of the Grantee's change in status from Employee to Consultant, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

     In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                 Cheap Tickets, Inc.,
                                 a Delaware corporation

                                 By:
                                    -----------------------------

                                 Title:
                                       --------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE COMPANY'S 1999 STOCK INCENTIVE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.

     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Notice, the Plan or the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:                        Signed:
      ---------------------          -------------------------------
                                            Paul B. Halstead

                                                               Award Number:  82

                 CHEAP TICKETS, INC. 1999 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT
                          ----------------------------

     1.  Grant of Option.  Cheap Tickets, Inc., a Delaware corporation (the
         ---------------
"Company"), hereby grants to Paul B. Halstead (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 1999 Stock Incentive Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

     2.  Exercise of Option.
         ------------------

         (a)   Right to Exercise.  The Option shall be exercisable during its
               -----------------
term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the
                             ----------
exercisability or termination of the Option in the event of a Corporate Transaction, Change in Control or Related Entity Disposition. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. In no event shall the Company issue fractional Shares.

         (b)   Method of Exercise. The Option shall be exercisable only by
               ------------------
delivery of an Exercise Notice (attached as Exhibit A) which shall state the
                                            ---------
election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) below.
                  ------------

          No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares.

          (c)  Taxes.  No Shares will be delivered to the Grantee or other
               -----
person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

     3.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Laws and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

         (a)  cash;

         (b)  check;

         (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

         (d) through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

     4.  Restrictions on Exercise.  The Option may not be exercised if the
         ------------------------
issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

     5.  Termination or Change of Continuous Service. In the event the Grantee's
         -------------------------------------------
Continuous Service terminates, other than for Cause, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the
                                 ----------------
Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option within the Post-Termination Exercise Period, the Option shall terminate.

     6.  Disability of Grantee.  In the event the Grantee's Continuous Service
         ---------------------
terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the Option to the extent he or she was otherwise entitled to exercise it on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Grantee is not entitled to exercise the Option on the Termination Date, or if the Grantee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate.

     7.  Death of Grantee.  In the event of the termination of the Grantee's
         ----------------
Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option, but only to the extent the Grantee could exercise the Option at the date of termination, within twelve (12) months from the date of such termination (but in no event later than the Expiration Date). To the extent that the Grantee is not entitled to exercise the Option on the date of death, or if the Option is not exercised to the extent so entitled within the time specified herein, the Option shall terminate.

     8.  Transferability of Option.  The Option, if an Incentive Stock Option,
         -------------------------
may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may be transferred by the Grantee in a manner and to the extent acceptable to the Administrator as evidenced by a writing signed by the Company and the Grantee. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

     9.  Term of Option.  The Option may be exercised no later than the
         --------------
Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

         (a)  Exercise of Incentive Stock Option. If the Option qualifies as an
              ----------------------------------
Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

         (b)  Exercise of Incentive Stock Option Following Disability. If the
              -------------------------------------------------------
Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

         (c)  Exercise of Non-Qualified Stock Option. On exercise of a Non-
              --------------------------------------
Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (d)  Disposition of Shares.  In the case of a Non-Qualified Stock
              ---------------------
Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of twenty percent (20%). In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

     11.  Entire Agreement: Governing Law.  The Notice, the Plan and this Option
          -------------------------------
Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     12.  Headings.  The captions used in the Notice and this Option Agreement
          --------
are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

     13.  Interpretation.  Any dispute regarding the interpretation of the
          --------------
Notice, the Plan, and this Option Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Administrator shall be final and binding on all persons.

                                   EXHIBIT A
                                   ---------

                 CHEAP TICKETS, INC. 1999 STOCK INCENTIVE PLAN
                                EXERCISE NOTICE
                                ---------------

Cheap Tickets, Inc.
1440 Kapiolani Boulevard, Suite 800
Honolulu, Hawaii  96814

Attention:  Secretary

     1.  Exercise of Option.  Effective as of today,____________________,
         ------------------
________, the undersigned, Paul B. Halstead (the "Grantee") hereby elects to exercise the Grantee's option to purchase ____________ shares of the Common Stock (the "Shares") of Cheap Tickets, Inc. (the "Company") under and pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and the [X] Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated January 24, 2000.

     2.  Representations of the Grantee. The Grantee acknowledges that the
         ------------------------------
Grantee has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.
                      ----------
     4.   Delivery of Payment. The Grantee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.
                                      ------------

     5.   Tax Consultation.  The Grantee understands that the Grantee may suffer
          ----------------
adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     6.   Taxes.  The Grantee agrees to satisfy all applicable federal, state
          -----
and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Award Date or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

     7.  Successors and Assigns.  The Company may assign any of its rights
         ----------------------
under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     8.  Headings. The captions used in this Exercise Notice are inserted for
         --------
convenience and shall not be deemed a part hereof for construction or interpretation.

     9.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Exercise Notice shall be submitted by the Grantee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

     10. Governing Law; Severability. This Exercise Notice is to be construed in
         ---------------------------
accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     11. Notices. Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     12. Further Instruments. The parties agree to execute such further
         -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent hereof.

     13. Entire Agreement. The Notice, the Plan, and the Option Agreement are
         ----------------
incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

Submitted by:                               Accepted by:

PAUL B. HALSTEAD                            CHEAP TICKETS, INC.
                                            By:
                                               ----------------------------
----------------------------------          Title:
  (Signature)                                     -------------------------

Address:                                    Address:
----------------------------------          -------
                                            1440 Kapiolani Boulevard, Suite 800
----------------------------------          Honolulu, Hawaii  96814

----------------------------------

                                   Exhibit B
                                   ---------

                            Form of Promissory Note

                                [see next page]

                                PROMISSORY NOTE

$200,000.00                                           ____________________, 2000

--------------------------------------------------------------------------------
     1. FOR VALUE RECEIVED, the undersigned, Paul B. Halstead, an individual (the "Borrower"), hereby promises to pay to the order of Cheap Tickets, Inc., a Delaware corporation (the "Lender"), at the Lender's address of 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814, or at such other place as the Lender from time to time may designate, in lawful money of the United States and in immediately available funds, the principal amount of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) with no interest thereon from the date the proceeds of the loan evidenced by this Promissory Note (this "Note") are disbursed until maturity (whether such maturity is scheduled or accelerated).

     2. The entire unpaid principal balance and any other sums outstanding under this Note shall be due and payable upon ____________________, 2003.

     3. Principal, any interest, and all other sums owed to the Lender under this Note shall be evidenced by entries in records maintained by the Lender for such purpose.

     4. Any interest and fees shall be calculated for actual days elapsed on the basis of a 365-day year. In no event shall the Borrower be obliged to pay interest at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

     5. The Borrower may prepay some or all of the principal under this Note without penalty or premium.

     6. From and after maturity of this Note, whether scheduled or accelerated, all sums then due and payable under this Note, including all principal and all accrued interest, shall bear interest at a rate of Ten Percent (10%) per annum until paid in full.

     7. This Note is issued pursuant to and governed by Section 3.1(d) of that certain Employment Agreement dated as of January 24, 2000, by and between the Lender and the Borrower (the "Employment Agreement").

     8. If the Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of the Lender's rights, or of any breach, default or failure of condition of or under this Note. All of the Lender's remedies in connection with this Note or under applicable law shall be cumulative, and the Lender's exercise of any one or more of those remedies shall not constitute an election of remedies. The illegality or unenforceability of any provision of this Note or any related document shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any related document.

     9. This Note inures to and binds the heirs, legal representatives, successors and assigns of the Borrower and the Lender; provided, however, that the Borrower may not assign this Note, or assign or delegate any of its rights or obligations, without the prior written consent of the Lender in each instance. The Lender in its sole discretion may transfer this Note without notice to or the consent of the Borrower.

     10. This Note is governed by the laws of the State of Hawaii, without regard to the choice of law rules of that State.

     11. Any dispute, controversy or claim arising out of or relating in any manner to this Note or the loan shall be resolved pursuant to Section 10 of the
                                                              ----------
Employment Agreement.



                              By:
                                 ------------------------------------------
                              Name:   Paul B. Halstead
                              Address: 1440 Kapiolani Boulevard, Suite 800
                                       Honolulu, Hawaii  96814

NOTEHOLDER:

CHEAP TICKETS, INC.,
a Delaware corporation


By:
   -------------------
Name:   Sam E. Galeotos
Title:  President

MAILING ADDRESS:

Cheap Tickets, Inc.
1440 Kapiolani Boulevard, Suite 800
Honolulu, Hawaii  96814
Attn:  Sam E. Galeotos